Exhibit 99.1

MYR Group Inc. Announces

Promotion of COO Richard Swartz to Executive Vice President

Rolling Meadows, Ill., September 1, 2016 — MYR Group Inc. (“MYR Group”) (NASDAQ: MYRG), a leading specialty contractor serving the electrical infrastructure market in the United States and Canada, announced today that Richard “Rick” Swartz has been promoted from Senior Vice President and Chief Operating Officer to the position of Executive Vice President and Chief Operating Officer.

MYR Group’s President and CEO Bill Koertner said, “Rick will assume greater responsibility for marketing, safety, fleet, acquisitions and certain administrative functions. Rick will also assume additional responsibilities to support the Company’s growth initiatives.”

Mr. Swartz has over 30 years of experience in the electrical construction industry, beginning with the C&I segment at Sturgeon Electric, a division of MYR Group, in the early 1980s. He has served in multiple roles for MYR Group, including Vice President in the C&I division, Vice President of T&D for Midwest operations, Group Vice President C&I and T&D West, and most recently Senior Vice President and COO.

About MYR Group Inc.

MYR Group is a leading specialty contractor serving the electrical infrastructure market throughout the United States and Canada, and has the experience and expertise to complete electrical installations of any type and size. MYR Group’s comprehensive services on electric transmission and distribution networks and substation facilities include design, engineering, procurement, construction, upgrade, maintenance and repair services. MYR Group’s transmission and distribution customers include investor-owned utilities, cooperatives, private developers, government-funded utilities, independent power producers, independent transmission companies, industrial facility owners and other contractors. MYR Group also provides commercial and industrial electrical contracting services to general contractors, commercial and industrial facility owners, local governments and developers generally throughout the western and northeastern United States. For more information, visit myrgroup.com.

Forward-Looking Statements

Various statements in this announcement, including those that express a belief, expectation, or intention, as well as those that are not statements of historical fact, are forward-looking statements. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenue, income, capital spending, segment improvements and investments. Forward-looking statements are generally accompanied by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “objective,” “outlook,” “plan,” “project,” “likely,” “unlikely,” “possible,” “potential,” “should” or other words that convey the uncertainty of future events or outcomes. The forward-looking statements in this announcement speak only as of the date of this announcement; we disclaim any obligation to update these statements (unless required by securities laws), and we caution you not to rely on them unduly. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. No forward-looking statement can be guaranteed and actual results may differ materially from those projected. Forward-looking statements in this press announcement should be evaluated together with the many uncertainties that affect MYR's business, particularly those mentioned in the risk factors and cautionary statements in Item 1A of MYR's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and in any risk factors or cautionary statements contained in MYR's subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K.

Contact

Betty R. Johnson, Chief Financial Officer

MYR Group Inc., 847-290-1891, investorinfo@myrgroup.com

Kristine Walczak

Dresner Corporate Services, 312-780-7240, kwalczak@dresnerco.com